                                                                   Exhibit 99.09

                         CORPORATE SERVICES AGREEMENT
                         ----------------------------

     THIS AGREEMENT (this "Agreement") is made and entered into as of October ___, 1997, by and between CHOICE HOTELS INTERNATIONAL, INC. (to be renamed Sunburst Hospitality Corporation), a Delaware corporation ("Sunburst"), and CHOICE HOTELS FRANCHISING, INC. (to be renamed Choice Hotels International, Inc.), a Delaware corporation ("Choice").

                                 RECITALS

     WHEREAS, pursuant to a Distribution Agreement (the "Distribution Agreement") dated as of October, 1996, Sunburst and Choice agreed to enter into a corporate services agreement with the terms and conditions set forth herein;

     WHEREAS, Choice shall retain the personnel and systems formerly utilized in the administration of certain services described herein and Sunburst shall retain the personnel and systems formerly utilized in the administration of certain other services described herein; and

     WHEREAS, each party desires to retain the other as described herein, and each party desires to render such assistance on an equitable, arms length basis for a fee.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sunburst and Choice agree as follows:

1.   Definitions.  As used in this Agreement, the following capitalized terms
     -----------
shall have the meanings indicated unless the context requires otherwise:

         "Accounting Period" shall be a one month period.
          -----------------

         "Accounting Systems Support" shall mean data preparation and other
          --------------------------
     related accounting procedures required to perform the Choice Functions or Accounts Payable Services in a timely manner, consistent with current policies and procedures, and in accordance with generally accepted accounting principles.

         "Accounts Payable Services" shall have the meaning described in
          -------------------------
     Exhibit A.

         "Additional Consulting Services" shall mean the additional services
          ------------------------------
     related to the Choice Functions, or any other services which Choice may provide Sunburst from time to time (on a transitional basis and only where such services shall not unreasonably interfere with Choice's business operations and will not cause Choice to incur additional expense without reasonable compensation therefor).

         "Ancillary Agreements" shall have the meaning described in the
          --------------------
     Distribution Agreement.

         "Choice Corporate Services" shall mean Conversion Services; Support
          -------------------------
     Services; Computer Services, the Choice Functions, and the Additional Consulting Services.

         "Choice Functions" shall mean Corporate Accounting Support and Property
          ----------------
     Accounting Services for Sunburst's Real Estate Business as listed on Exhibit A.

         "Computer Services"shall mean the Silver Spring Computer Services and
          -----------------
     certain other services listed on Exhibit A.

         "Construction Accounting Services" shall have the meaning described on
          --------------------------------
         Exhibit A.

         "Conversion Services" shall mean the initial conversion of Sunburst's
          -------------------
     business data from Choice to Sunburst and archiving Sunburst's business accounting records for certain periods prior to the Distribution Date to the extent not already performed prior to the execution of the Distribution Agreement.

         "Corporate Accounting Support" shall have the meaning described on
          ----------------------------
     Exhibit A.

         "Distribution" means the distribution to the holders of Sunburst Common
          ------------
     Stock all the outstanding shares of Choice Common Stock.

         "Distribution Date" means the date determined by the Board of Directors
          -----------------
     of Sunburst as the date on which the Distribution shall be effected.

         "Franchising Business" shall mean any business or operation of Sunburst
          --------------------
     or its subsidiaries which is, pursuant to the Distribution Agreement, to be conducted, following the Distribution, by Choice.

         "Fixed Asset Accounting Service" shall mean those services identified
          ------------------------------
     on Exhibit A.

         "Payroll Services" shall mean those payroll services which are provided
          ----------------
by a third-party vendor.

         "Payroll Support" shall mean the support services needed to maintain
          ---------------
     the Payroll   Services, including any employees hired by Sunburst who are dedicated to Payroll Services.

         "PeopleSoft System" shall mean the PeopleSoft hardware and software,
          -----------------
     consisting of four modules: general ledger, accounts payable, purchasing and asset management.

         "Prime Rate" shall be the rate identified from time to time in the New
          ----------
     York edition of the Wall Street Journal as being the Prime Rate of interest; should such rate be shown as a spread of rates, then the highest such rate shall be utilized.

         "Property Accounting Services" shall have the meaning described on
          ----------------------------
     Exhibit A.

         "Provider Party" shall mean the party providing the services under this
          --------------
     Agreement (i.e.,   Choice with respect to the Choice Corporate Services and
     Sunburst with respect to the   Accounts Payable Services).

         "Real Estate  Business" shall mean any business or operation of
          ---------------------
     Sunburst or the Real Estate Subsidiaries (as defined in the Distribution Agreement) which is, pursuant to the Distribution Agreement, to be conducted, following the Distribution, by Sunburst.

         "Requesting Party" means the party requesting services under this
          ----------------
     Agreement (i.e., Choice with respect to the Accounts Payable Services and Sunburst with respect to the Choice Corporate Services).

         "Support Services" shall mean the support services needed to perform
          ----------------
     the Functions and Facilities Services, including but not limited to Accounting Systems Support, PeopleSoft Systems and Systems Support.

         "Systems Support" shall mean the computer hardware and software, but
          ---------------
     excluding the PeopleSoft System, and telecommunications, including data transmission, data distribution, report generation, and data entry capabilities needed to process Sunburst's information for each Choice Function and Facilities Service.

     Any capitalized terms defined in the Distribution Agreement and used herein shall have the meanings ascribed to them in the Distribution Agreement unless otherwise defined herein.

     2.  Choice Services.  Upon the request of Sunburst, Choice shall provide
         ---------------
the Choice Corporate Services provided herein:

     (a) Choice shall provide Sunburst with the Choice Corporate Services, including Support Services for the Choice Functions and Facilities Services in substantially the same manner as such services are being provided to the Real Estate Business on the Distribution Date. Choice reserves the right to change the manner in which it provides Accounting Systems Support and Systems Support related to the Choice Functions and Facilities Services described herein, provided such change is consistent with changes made for Choice's own business units and provided Choice gives Sunburst notice of such change (the same notice Choice will provide its own businesses).

     (b) Choice shall also provide Sunburst with Conversion Services at the cost of Choice to provide such Services.

     (c) Sunburst may request that Choice provide Additional Consulting Services from time to time. The parties will agree, at the time such services are requested, upon the scope and final pricing for any Additional Consulting Services. Whenever the parties deem necessary, Choice will draft an arrangement letter outlining the scope of Additional Consulting Services, deliverables, cost, and schedule for Sunburst's acceptance.

     (d) Choice agrees to provide such services only if it reasonably believes the service will not interfere with the conduct of the business of Choice or pose an unreasonable burden.

     3.    Sunburst Services. Upon the request of Choice, Sunburst shall provide
           -----------------
Choice with Accounts Payable Services and/or Fixed Asset Accounting Services in substantially the same manner as such services are being provided to the Franchising Business on the Distribution Date. Sunburst reserves the right to change the manner in which it provides Accounts Payable Services or Fixed Asset Accounting Services, provided such change is consistent with changes made for Sunburst's own business units and provided Sunburst gives Choice notice of such change (the same notice Sunburst will provide its own businesses). To the extent necessary, Sunburst will provide Payroll Support.

     4.    Term.  The term of this Agreement shall commence on the Distribution
           ----
Date and shall remain in effect through December 31, 1998. Unless terminated pursuant to the terms hereof, the Agreement shall automatically renew each Fiscal Year thereafter for the extended term of said Fiscal Year and shall not extend past the last day of the thirtieth (30th) month following the Distribution; provided, however, that either party may terminate any services
              --------  -------
provided hereunder by the other party at any time for any reason or no reason upon sixty (60) days' prior written notice to the other party. This Agreement may also be terminated in the event of a default (past the expiration of any applicable cure period provided herein) in accordance with the provisions of this Agreement.

     5.    Database Access.  The Requesting Party will regularly enter all
           ---------------
required information into the appropriate computer systems to enable the Provider Party to provide the Choice Corporate Services or the Accounts Payable Services, as contracted for hereunder. Choice will provide access to these computer systems, including the PeopleSoft System, to enable Sunburst to maintain its employee, vendor, property and general ledger databases. The Requesting Party will provide access to information and employees necessary for the Provider Party to provide such Choice Corporate Services, Accounts Payable Services or Fixed Asset Accounting Services, as the case may be.

     6.    Price and Payment.  The Requesting Party shall pay the Provider Party
           -----------------
for services requested and rendered hereunder as follows:

     (a) The charging mechanisms for rates or charges for each service shall include (i) activity-based charges where the per unit price will be multiplied by the variable number of units (for example, the number of employees times the employee charge will determine the per Accounting Period charge); (ii) fixed fee based charges, meaning a fixed amount per Accounting Period for the Provider Party to perform the service; (iii) usage based charges for which the Requesting Party will pay according to actual use of the service; (iv) time and materials charges; or (v) a variation or a combination of any of the foregoing methods as agreed to by the parties. Charging mechanisms for each Choice Corporate Service, the Accounts Payable Service and the Payroll Support are identified on Exhibit
     B. If at any time during the term of the Agreement, either Sunburst or Choice moves its office location from 10750 or 10770 Columbia Pike, Silver Spring, Maryland, both the availability of certain services provided by such party and their associated rates may be subject to change.

     (b) Except as provided in any Ancillary Agreement, the Requesting Party shall pay any and all additional costs and expenses which the Provider Party may incur for the express purpose of providing services to the Requesting Party.

     (c) Sunburst shall pay Choice on a time and materials basis for all costs incurred by Choice in converting Sunburst business information and records from Choice's services systems to either a third party provider or to Sunburst.

     (d) With respect to Payroll Services, Sunburst and Choice shall divide the total cost of the third party vendor for services provided to both companies, including the cost of any software provided by the third party vendor, pro rata based upon the number of employees of each company.

     (e) Payment for all services hereunder shall be made within thirty (30) days of receipt of invoice for payment (with appropriate supporting documentation for any out-of-pocket expenses). Each party shall pay fixed charges in advance on the first business day of the applicable Accounting Period. Any payments not made when due shall bear interest, computed daily, from the date due to the date of payment based on the annual percentage rate equal to the Prime Rate, as same may vary from time to time, plus 200 basis points.

     7.    Duty of Care.
           ------------

     (a)   Provider Party's Obligations.  All services provided hereunder by the
           ----------------------------
     Provider Party shall be administered in accordance with its standard policies, procedures and practices in effect as of the date hereof and as may be changed, and as more particularly described below, or as otherwise specified in accordance with the terms thereof. In so doing, the Provider Party shall follow commonly accepted standards of care in the industry and exercise the same care and skill as it exercises in performing like services for itself.

     (b)   Requesting Party's Obligations.  The Requesting Party shall adopt
           ------------------------------
     reasonable measures to limit its exposure with respect to any potential losses and damages, including, but not limited to, periodic examination and confirmation of results, provision for identification and correction of errors and omissions, preparation and storage of backup data, replacement of lost or mutilated documents, and reconstruction of data.

     8.    Liaison.  Sunburst and Choice shall each appoint two managerial level
           -------
individuals (hereinafter "Representatives") to facilitate communications and performance under this Agreement. Each party may treat an act of a Representative of the other party as being authorized by such other party without inquiring behind such act or ascertaining whether such Representative had authority to so act. The initial Representatives are named on Exhibit C. Each party shall have the right at any time and from time to time to replace either or both of its Representatives by giving notice in writing to the other party setting forth the name of (i) each Representative to be replaced and (ii) the replacement, and certifying that the replacement Representative is authorized to act for the party giving the notice in all matters relating to this Agreement.

     9.    Confidentiality.
           ---------------

     (a)   Choice and Sunburst agree that all information regarding the Choice
                                          ---
     Corporate Services and the Accounts Payable Services provided hereunder, including, but not limited to, price, methods of operation, and software, shall be maintained in confidence and not be released to any third party for any reason whatsoever, excluding such parties' counsel, agents, auditors or lenders. However, one party may release this Agreement or such information to a third party upon the prior approval of the other party (such approval not to be unreasonably withheld, conditioned or delayed), upon court order, or as required by any rules, regulations or laws. All confidential and proprietary information which either party has obtained from the other shall be returned upon the expiration or earlier termination of this Agreement. The provisions of this paragraph shall survive expiration or earlier termination of this Agreement.

     (b) Any Requesting Party information or other information provided by the Requesting Party to Provider Party for use with the Choice Corporate Services or Accounts Payable Services provided hereunder and identified in writing as confidential shall remain the exclusive and confidential property of the Requesting Party. The Provider Party shall treat such information as confidential and will not disclose or otherwise make available any Requesting Party information to any person other than employees, consultants, or auditors of the Provider Party with a need-to-know or except as required by law or court order. The Provider Party will instruct its employees who have access to the Requesting Party information to keep the same confidential by using the same care and discretion that the Provider Party uses with respect to its own confidential property and trade secret.

     (c) The Provider Party will provide reasonable security provisions to insure that third parties do not have access to Requesting Party information. The Provider Party reserves the right to issue and change regulations and procedures from time to time to improve file security.

     (d) The Provider Party will take reasonable precautions to prevent the loss or alteration of Requesting Party information. The Requesting Party will, to the extent it deems necessary, keep copies of all source documents delivered to the Provider Party and will maintain a procedure external to Provider Party's systems for the reconstruction of lost or altered Requesting Party data.

     (e) The Provider Party will, to the extent applicable, retain Requesting Party's information in accordance with and to the extent provided by the Provider Party's then prevailing records retention policies for similar activities. The Provider Party will, in conformity with its then prevailing records retention policies, dispose of all Requesting Party information in any manner deemed appropriate by the Provider Party unless the Requesting Party, prior to such disposal, furnishes to the Provider Party written instructions for the disposition of such Requesting Party
     information, at the Requesting Party's expense.   At Requesting Party's
     request the Providing Party will provide the Requesting Party, in a standard Provider Party format and at the Provider Party's then standard rates for such format, any and all Requesting Party information requested by the Requesting Party.

     (f) The Provider Party's systems used to perform the Choice Corporate Services or the Accounts Payable Services provided hereunder, are confidential and proprietary to the Provider Party or third parties. The Requesting Party shall treat these systems and all related procedures as confidential and proprietary to the Provider Party or its third party vendors.

     The Requesting Party agrees that all software systems, procedures, and related materials provided to the Requesting Party are for the Requesting Party's internal use exclusively and only as related to the Choice Corporate Services or the Accounts Payable Services or any of the underlying systems used to provide such services hereunder. The Requesting Party may not sell, transfer, assign, or otherwise use the services provided hereunder, in whole or in part, for the benefit of any other party. The Requesting Party shall not copy, modify, reverse engineer, or in any way alter these systems without the Provider Party's express written consent. Title to all software systems used in performing the services provided hereunder shall remain in the Provider Party or its third party vendors.

     10.   Warranties and Limitations of Liability.
           ---------------------------------------

     (a) THE PROVIDER PARTY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE CHOICE CORPORATE SERVICES OR THE ACCOUNTS PAYABLE SERVICES, AS THE CASE MAY BE, PROVIDED HEREUNDER. The Provider Party will use reasonable efforts to perform the services provided hereunder in a professional and workmanlike manner but the results of such services are furnished "as is."

     (b) The Provider Party's sole liability to the Requesting Party or any third party for claims, notwithstanding the form of such claims (e.g. contract, negligence or otherwise), arising out of errors or omissions in the services provided or to be provided by the Provider Party hereunder which are caused solely by the Provider Party shall be to furnish correct information, payment, and/or adjustment in the services provided hereunder provided that the Requesting Party promptly advises the Provider Party thereof.

     (c) The Provider Party's sole liability to the Requesting Party or any third party for claims, notwithstanding the form of such claims (e. g. contract, negligence or otherwise), arising out of the unavailability of the services provided hereunder or the interruption in or delay in performing the services provided hereunder for any reason beyond the Provider Party's reasonable control shall be to use all reasonable efforts to make such services available, and/or to resume performing such services, as promptly as reasonably practicable. The Provider Party will maintain the same back-up procedures for the Requesting Party's information that the Provider Party has for its own information.

     (d) THE PROVIDER PARTY SHALL NOT BE LIABLE FOR ANY ERRORS, OMISSIONS, DELAYS, OR LOSSES UNLESS CAUSED SOLELY BY ITS CRIMINAL CONDUCT, FRAUD, BAD FAITH OR NEGLIGENCE (WITH SUCH DUTY OF CARE AS SPECIFIED IN SECTION 7). THE REQUESTING PARTY AGREES THAT IN NO

     EVENT WILL THE PROVIDER PARTY BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES. THE REQUESTING PARTY FURTHER AGREES THAT IN NO EVENT WILL THE TOTAL AGGREGATE LIABILITY OF THE PROVIDER PARTY FOR ANY AND ALL CLAIMS, LOSSES, OR DAMAGES ARISING UNDER THIS AGREEMENT AND FOR THE CORPORATE SERVICES PERFORMED HEREUNDER EXCEED THE VALUE OF THE REQUESTING PARTY'S PAYMENT FOR SAID SPECIFIC SERVICE IN DISPUTE OVER ONE FOUR-WEEK ACCOUNTING PERIOD'S TIME.

     (e) The forgoing provisions of this Section 10 set forth the full extent of the Provider Party's liability hereunder (monetary or otherwise) for any claim or action, regardless of the form in which any such claim or action may be asserted against the Provider Party (e.g. contract, negligence or otherwise).

     11. Default.  If either party materially defaults hereunder, the non-
         -------
defaulting party may terminate this Agreement effective immediately (subject to the cure periods set forth herein below) upon written notice to the defaulting party. The non-defaulting party shall be entitled to all remedies provided by law or equity (including reasonable attorneys' fees and costs of suit incurred). The following events shall be deemed to be material defaults hereunder:

     (a) Failure by either party to make any payment required to be made to the other hereunder, which failure is not remedied within five (5) days after receipt of written notice thereof; or

     (b) Except as otherwise provided herein, failure by either party substantially to perform in accordance with the terms and conditions of this Agreement, which failure is not remedied within thirty (30) days after receipt of written notice from the other party specifying the nature of such default; or

     (c) (I) Filing of a voluntary bankruptcy petition by either party; (ii) filing of an involuntary bankruptcy petition against either party which is not withdrawn within sixty (60) days after filing; (iii) assignment for the benefit of creditors made by either party; or (iv) appointment of a receiver for either party.

     12.   Modification of Procedures.  The Provider Party may make changes from
           --------------------------
time to time in its standards and procedures for performing the services provided hereunder, but the Provider Party will not implement any substantial changes, unless required by law affecting the Requesting Party until it has furnished the Requesting Party notice (the same notice the Provider Party will provide its own businesses) thereof and a reasonable opportunity to adapt its operations to accommodate such changes or to reject the change. The Requesting Party's decision whether or not to accept the proposed change must be made on or before the date the Provider Party makes its decision. Otherwise, the default would be the Requesting Party's acceptance. The Requesting Party agrees to pay any charges (a) resulting from the Provider Party's need to maintain different versions of the same systems, procedures, technologies, or services and (b) resulting from requirements of third party vendors.

     13.   Laws and Governmental Regulations.  Sunburst shall be responsible for
           ---------------------------------
(a) compliance with all laws and governmental regulations affecting its business and (b) any use it may make of the Corporate Services to assist it in complying with such laws and governmental regulations. While Choice shall not have any responsibility for Sunburst's compliance with the laws and regulations referred to above, Choice agrees to use reasonable efforts to cause the Choice Corporate Services to be designed in such manner that they will be able to assist Sunburst in complying with its applicable legal and regulatory responsibilities as related to the Choice Corporate Services. Choice will implement these normal procedures for Sunburst's benefit. In no event, however, shall Sunburst rely solely on its use of the Choice Corporate Services in complying with any laws and governmental regulations.

     14.   Indemnification.
           ---------------

     (a)   The Requesting Party.  The Requesting Party shall indemnify, defend
           --------------------
     and hold harmless the Provider Party and its directors, officers and employees from Losses (as defined below), other than Losses directly and proximately caused solely by the Provider Party's criminal conduct, fraud, bad faith, or gross negligence. The term "Losses" shall include costs of any claim, lawsuit, settlement, judgment, penalty, or reasonable attorneys' fees.

     (b)   The Provider Party.  The Provider Party shall indemnify, defend and
           ------------------
     hold harmless the Requesting Party and its directors, officers and employees from Losses directly and proximately caused solely by the Provider Party's criminal conduct, fraud, bad faith, or gross negligence, unless the actions (or inaction) causing the Losses were taken (or not taken) at the specific direction of the Requesting Party, its subsidiaries, employees, or agents.

     15.   Force Majeure.  Choice and Sunburst shall incur no liability to each
           -------------
other due to a failure to perform under the terms and conditions of this Agreement resulting from fire, flood, war, strike, lock-out work stoppage or slow-down, labor disturbances, power failure, major equipment breakdowns, construction delays, accident, riots, acts of God, acts of United States' enemies, laws, orders or at the insistence or result of any governmental authority or any other event beyond each other's reasonable control. In addition, the Provider Party shall not be liable or deemed to be in default for any delay or failure to perform hereunder resulting, directly or indirectly, from any cause beyond the Provider Party's reasonable control, including limitations upon the availability of communications facilities or failures of other communications equipment or failure of the Requesting Party to prepare data properly for input into the Provider Party's corporate systems.

     16.  Relationship of Parties.  Nothing in this Agreement shall be deemed or
          -----------------------
construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship of buyer and seller.

     17.  Assignment.  Neither party shall, without the prior written consent of
          ----------
the other, assign any rights or delegate any obligations under this Agreement, such consent not to be unreasonably withheld, conditioned or delayed.

     18.  Headings.  The headings used in this Agreement are inserted only for
          --------
the purpose of convenience and reference, and in no way define or limit the scope or intent of any provision or part hereof.

     19.  Severability of Provisions:  Neither Choice nor Sunburst intend to
          --------------------------
violate statutory or common law by executing this Agreement. If any section, sentence, paragraph, clause or combination of provisions in this Agreement is in violation of any law, such sections, sentences, paragraphs, clauses or combinations shall be inoperative and the remainder of this Agreement shall remain in full force and effect and shall be binding upon the parties.

     20.  Parties Bound.  This Agreement shall inure to the benefit of and be
          -------------
binding upon the parties hereto and their respective successors and permitted assigns. Nothing herein, expressed or implied, shall be construed to give any other person any legal or equitable rights hereunder.

     21.  Notices.  All notices and other communications hereunder shall be in
          -------
writing and shall be delivered by hand or shall be deemed to have been properly made and given one (1) business day after being deposited with a reputable overnight courier service such as Federal Express, Airborne Express or UPS Next Day Air for next business day delivery or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and shall be deemed given on the date on which such notice is received:

     To Sunburst:

          Sunburst Hospitality Corporation
          10770 Columbia Pike
          Silver Spring, MD 20901
            Attention:  General Counsel

     To Choice:

            Choice Hotels International, Inc.
            10750 Columbia Pike
            Silver Spring, Maryland 20901
            Attention: General Counsel

     22.  Further Action.  Choice and Sunburst each shall cooperate in good
          --------------
faith and take such steps and execute such papers as may be reasonably requested by the other party to implement the terms and provisions of this Agreement.

     23.  Waiver.  Choice and Sunburst each agree that the waiver of any default
          ------
under any term or condition of this Agreement shall not constitute any waiver of any subsequent default or rights herein or nullify the effectiveness of that term or condition.

     24.  Governing Law.  All controversies and disputes arising out of or under
          -------------
this Agreement shall be determined pursuant to the laws of the State of Maryland, United States of America, regardless of the laws that might be applied under applicable principles of conflicts of laws.

     25.  Consent to Jurisdiction.  The parties irrevocably submit to the
          -----------------------
exclusive jurisdiction of (a) the Courts of the State of Maryland in Montgomery County, and (b) the United States District Court for the State of Maryland for the purposes of any suit, action or other proceeding arising out of this Agreement.

     26.  Entire Agreement; Amendment.  This Agreement and the Distribution
          ---------------------------
Agreement constitute the entire understanding between the parties hereto and supersedes all prior written or oral communications, relating to the subject matter covered in this Agreement. This Agreement shall not be amended except by a writing executed by the parties hereto.

     27.  Commercially Reasonable Terms and Conditions.  The terms and
          --------------------------------------------
provisions of this Agreement are intended to reflect commercially reasonable terms and conditions (including, but not limited to, pricing) that are at least as favorable and as competitive to Sunburst as the terms and conditions Choice would grant or require of third parties for substantially similar goods and services.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                       CHOICE HOTELS INTERNATIONAL, INC.
                       (to be renamed Sunburst Hospitality Corporation) Delaware corporation



                       By: /s/ Edward A. Kubis
                          ---------------------------------------------
                           Name: Edward A. Kubis
                                ---------------------------------------
                           Title: Senior Vice President
                                 --------------------------------------


                       CHOICE HOTELS FRANCHISING, INC.
                       (to be renamed Choice Hotels International, Inc.) Delaware corporation



                       By: /s/ Michael J. DeSantis
                          ---------------------------------------------
                           Name: Michael J. DeSantis
                                ---------------------------------------
                           Title: Senior Vice President
                                 --------------------------------------

                                   EXHIBIT A



                                  [ATTACHED]

                           ACCOUNTS PAYABLE SERVICES



Accounts Payable Service.  The scope of Accounts Payable Services includes:
------------------------

 .    Choice will submit paper source documents in accordance with the established Company policies and Sunburst will process them on a timely basis.

 .    Sunburst will establish new vendors on the Vendor Master File and change basic vendor information such as remittance address and payment terms.

 .    Accounts payable check stubs and other forms of remittance advice, and accounts payable checks with authorized signature facsimile.

 .    A variety of management control and information reports in conventional paper format using laser and impact printing technologies, such as:

     1.   Bi-weekly check register
     2. Schedule of bills - this report is designed to list invoices paid or invoices to be paid in vendor alphabetical order.
     3.   Vendor list - lists all active lodging vendors by facility number.
     4. Such other reports as Choice may reasonably request which are customary under an accounts payable reporting system.

 .    Standard system interface capabilities that may be modified at Choice's expense and with Suburst's consent. These include general ledger for accounting distribution, drafts for check reconciliation, and fixed assets.


SERVICES NOT INCLUDED IN THE BASELINE ACCOUNTS PAYABLE SERVICE CHARGE

 .    Choice will develop any computer software necessary to electronically transmit invoice information from other Choice feeder systems into the Accounts Payable System for subsequent processing and payment.

 .    Other services which are billed directly to Choice, such as:

     - United States Postal Service, UPS, and other courier services to deliver accounts payable envelopes and packages from the Silver Spring
        Computer Center.

 .    Any training or support requirements outside Sunburst Headquarters or any support for Choice acquisitions and divestitures are outside the scope of the fixed price. These services will be charged on a time and materials basis.

                        FIXED ASSET ACCOUNTING SERVICES

     Fixed Asset Accounting Services.  Beginning as of the Distribution Date,
     -------------------------------
Sunburst shall provide Fixed Asset Accounting Services to Sunburst. These Fixed Asset Accounting Services shall encompass functions to ensure system and accounting control over capital assets belonging to Choice as may be agreed upon by the parties on a time and materials basis.

                               COMPUTER SERVICES

     Computer Services.  Beginning as of the Distribution Date, Choice shall
     -----------------
provide Computer Services to Sunburst.

     Computer Services shall encompass network support and LAN administration.

                         CORPORATE ACCOUNTING SUPPORT

     Beginning as of the Distribution Date, Choice shall provide certain Corporate Accounting Support to Sunburst. This support shall encompass functions associated with monthly and year-end closing and financial reporting processes as may be agreed upon by the parties on a time and material basis. Such functions shall include, but not necessarily be limited to:

 .    Maintenance of general ledger chart of accounts and company profile information
 .    Consolidation of Sunburst financial information
 .    Monthly financial reporting
 .    Reconciliation of bank accounts
 .    Preparation and reconciliation of debt report
 .    Maintenance (including microfiche) of journal entries and other financial records
 .    Assistance with year end closing
 .    Review of various financial reports
 .    Preparation of certain journal entries and allocations
 .    Cash management reports and processing

Any change required by Sunburst to the accounting software shall be determined on a time and materials basis.

                                   EXHIBIT B

                                  [ATTACHED]

                          CORPORATE SERVICES CHARGES
                                 Attachment B



         SERVICE                                    CHARGE BASIS
--------------------------------------------------------------------------------

Accounts Payable                         Activity Based Charges

Property Accounting                      Activity Based Charges

Payroll Support                          Activity Based Charges; except that the
                                         salary of Sunburst employees dedicate
Fixed Asset Accounting                   to Payroll Support shall be divided pro
                                         rata based upon each company's number
Corporate Accounting Support             of employees

Computer Services                        Activity Based Charges

Additional Consulting Services           Time and Materials

                                         Activity Based Charges

                                         Additional Consulting Services Hourly
                                         Billing Rates
--------------------------------------------------------------------------------

     Support Services
     ----------------

     --Accounting Systems Supports and System Support

          Sunburst shall pay to Choice an annual fixed fee of $600,000 annually, payable pro rata at the beginning of each quarter beginning on the Distribution Date.

     --PeopleSoft System

     A.) Development Costs -- Sunburst shall pay to Choice $491,000 per year for five years beginning on the Distribution Date, payable pro rata at the beginning of each quarter. The obligation of Sunburst to pay the Development Costs shall survive the termination of the Agreement and/or the termination of any or all Choice Corporate Services.

     B.) Maintenance and upgrade costs -- Sunburst shall pay to Choice 50% of any maintenance or upgrade costs incurred by Choice with respect to the PeopleSoft System, except if upgrade or maintenance deals with features used exclusively by Choice or Sunburst as the case may be. Upgrade or maintenance deals to be used exclusively by either Choice or Sunburst shall be paid 100% by the benefitting party.

                                   EXHIBIT C



                                REPRESENTATIVES



          Joseph Squeri - Choice
          Michael DeSantis - Choice
          Charles Warczak - Sunburst
          James MacCutcheon - Sunburst

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